345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
The First Iberian Fund, Inc.                                      (800) 349-4281



                                                                    June 6, 1996

To the Stockholders:

     The Annual Meeting of Stockholders of The First Iberian Fund, Inc. (the "Fund") is to be held at 9:30 a.m., eastern time, on Wednesday, July 24, 1996, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

     At the Annual Meeting the stockholders will elect four Directors and consider the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                                 /s/Juris Padegs
Nicholas Bratt                                    Juris Padegs
President                                         Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                          THE FIRST IBERIAN FUND, INC.
                    Notice of Annual Meeting of Stockholders


To the Stockholders of
The First Iberian Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The First Iberian Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 24, 1996, at 9:30 a.m., eastern time, for the following purposes:

              (1) To elect three Directors of the Fund to hold office for a term of three years and one Director of the Fund to hold office for a term of one year or until their respective successors shall have been duly elected and qualified.

              (2) To ratify or reject the action taken by the Board of Directors in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending September 30, 1996.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on May 22, 1996 are entitled to vote at the meeting and any adjournments thereof.

                                        By order of the Board of Directors,
                                        Thomas F. McDonough, Secretary

June 6, 1996



IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                 PROXY STATEMENT
                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The First Iberian Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 24, 1996, at 9:30 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 6, 1996, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on May 22, 1996 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 6,511,154 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended September 30, 1995, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the four nominees listed below as Directors of the Fund to serve for a term of three years (one year in the case of Mr. Elmlinger), or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the four nominees as a Director of the Fund. Except for Mr. Elmlinger, each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I - Nominees to serve until 1999 Annual Meeting of Stockholders:

                            Present Office with the Fund, if                     Shares
                              any; Principal Occupation or       Year First    Benefically          Percent
                              Employment and Directorships        Became a      Owned on              of
        Name (Age)             in Publicly Held Companies         Director   March 31, 1996 (1)      Class
        ----------             --------------------------         --------   ------------------      -----
Nicholas Bratt (48)*        President;  Managing  Director  of      1992           3,811           less than
                            Scudder,  Stevens  &  Clark,  Inc.                                     1/4 of 1%
                            Mr.  Bratt   serves on the  boards
                            of   an   additional   15    funds
                            managed  by  Scudder.

Rogerio C. S. Martins (67)  Chairman of the Board, Atlas-Copco      1987            --               --
                            de Portugal (air compressor equip-
                            ment);  Director, Credit  Lyonnais
                            Portugal; Columnist, Publico (news-
                            paper);    Professor,    Institute
                            Superior de Estudos  Financeiros e
                            Fiscais; and Director, Ramalho Rosa
                            (construction) (until   1996)  and
                            Lusotur  Sociedade  Financeira  de
                            Turism  (tourism)  (until 1996).


Jose Pedro Perez            Attorney,  Garcia   Anoveros   and      1992            --               --
   Llorca (55)              Perez Llorca; President,  Atlantic
                            Association (international relations
                            organization); and Director,  A.T.T.
                            Gis Spain and Foster Wheeler Spain;
                            and Consultant, 3M Espana.


Class II - Nominee to serve until 1997 Annual Meeting of Stockholders:

                            Present Office with the Fund, if                     Shares
                              any; Principal Occupation or        Year First   Benefically          Percent
                              Employment and Directorships         Became a     Owned on              of
        Name (Age)             in Publicly Held Companies          Director   March 31, 1996 (1)     Class
        ----------             --------------------------          --------   ------------------     -----
Paul J. Elmlinger (37)*     Vice President and Assistant Secre-       --            --                --
                            tary; Managing Director of,Scudder,
                            Stevens & Clark, Inc.

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. Mr. Juris Padegs will serve as Director of the Fund until July 24, 1996, at which time he will be retiring from the Board. The terms of Class II and III do not expire this year. Mr. Elmlinger, if elected, will be designated as a Class II Director. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II - Directors serving until 1997 Annual Meeting of Stockholders#:

                            Present Office with the Fund, if                     Shares
                              any; Principal Occupation or       Year First    Benefically          Percent
                              Employment and Directorships        Became a      Owned on              of
        Name (Age)             in Publicly Held Companies         Director   March 31, 1996 (1)      Class
        ----------             --------------------------         --------   ------------------      -----
Dr. Wilson Nolen (69)       Consultant; Trustee, Cultural Insti-    1992          10,000 (2)       less than
                            tutions Retirement Fund, Inc.;  Dir-                                   1/4 of 1%
                            ector, Ecohealth, Inc.(biotechnology
                            company) (until 1996); and Director,
                            Chattem,  Inc. (drug   and  chemical
                            company)  (until   1993). Dr.  Nolen
                            serves  on   the  boards    of    an
                            additional 16   funds    managed  by
                            Scudder.

Juris Padegs (64)*+         Chairman   of  the  Board;  Managing    1992           1,000           less than
                            Director   of    Scudder,  Stevens &                                   1/4 of 1%
                            Clark, Inc. Mr. Padegs serves on the
                            boards of  an  additional  29  funds
                            managed by Scudder.

Class III - Directors serving until 1998 Annual Meeting of Stockholders:

                            Present Office with the Fund, if                     Shares
                              any; Principal Occupation or       Year First    Benefically          Percent
                              Employment and Directorships        Became a      Owned on              of
        Name (Age)             in Publicly Held Companies         Director   March 31, 1996 (1)      Class
        ----------             --------------------------         --------   ------------------      -----
Daniel Pierce (62)*+        Chairman of the Board and  Managing     1992           4,094           less than
                            Director  of  Scudder,  Stevens   &                                    1/4 of 1%
                            Clark,  Inc.;  Director,  Fiduciary
                            Trust Company (bank and trust compa-
                            ny) and Fiduciary Company Incorpora-
                            ted  (bank  and  trust company). Mr.
                            Pierce serves on the  boards  of  an
                            additional   52   funds  managed  by
                            Scudder.

Richard M. Hunt (69)        University    Marshal   and   Senior    1994           2,500           less than
                            Lecturer,  Harvard  University; Vice                                   1/4 of 1%
                            Chairman,   American   Council    on
                            Germany;   Director,   Council    on
                            the  United  States  and Italy; Life
                            Trustee,  American   Field  Service;
                            and  Partner,   Elmhurst  Investment
                            Trust (family investment firm).  Mr.
                            Hunt serves on  the   board  of  one
                            additional  fund managed by Scudder.

All Directors and Officers as a group                                             21,405             0.33%

- ---------------------------

* Persons considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment manager, Scudder, Stevens & Clark, Inc. Messrs. Bratt, Elmlinger, Padegs and Pierce are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder, Stevens & Clark, Inc., or because they are Officers of the Fund or both.
+    Messrs.  Padegs and Pierce are members of the  Executive  Committee  of the
     Fund.
#    Except Mr. Padegs who will be retiring from the Board on July 24, 1996.
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.
(2) Dr. Nolen may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Section 30(f) of the Investment Company Act of 1940 (the "1940 Act"), as applied to a fund, requires the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the
"SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended September 30, 1995, its Reporting Persons complied with all applicable filing requirements.

     To the best of the Fund's knowledge, as of April 30, 1996 no person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met four times during the fiscal year ended September 30, 1995. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Bratt who attended 50% of the meetings of the Board of Directors and related committees on which he serves.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund or of Scudder ("Noninterested Directors") as defined in the 1940 Act, which met on January 17, 1996. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Nominating Committee

     The Board has a Special Nominating Committee consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on January 17, 1996 to consider and nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Bratt and Padegs, Directors who are also Officers of the Fund and Mr. Elmlinger, Nominee who is also an Officer of the Fund, the following persons are Executive Officers of the Fund:

                                           Present Office with the Fund;              Year First Became
           Name (Age)                   Principal Occupation or Employment (1)           an Officer (2)
           ----------                   --------------------------------------           --------------
 Carol L. Franklin (43)           Vice President; Managing Director of                        1992
                                  Scudder, Stevens & Clark, Inc.

 Joan R. Gregory (50)             Vice President; Vice President of                           1993
                                  Scudder, Stevens & Clark, Inc.

                                          Present Office with the Fund;              Year First Became
           Name (Age)                   Principal Occupation or Employment (1)           an Officer (2)
           ----------                   --------------------------------------           --------------
Jerard K. Hartman (63)            Vice President; Managing Director of                        1992
                                  Scudder, Stevens & Clark, Inc.

 Pamela A. McGrath (42)           Treasurer; Managing Director of                             1992
                                  Scudder, Stevens & Clark, Inc.

 Kathryn L. Quirk (43)            Vice President and Assistant Secretary; Managing            1992
                                  Director of Scudder, Stevens & Clark, Inc

 Edward J. O'Connell (51)         Vice President and Assistant Treasurer; Principal of        1992
                                  Scudder, Stevens & Clark, Inc.

 Thomas F. McDonough (49)         Secretary; Principal of                                     1992
                                  Scudder, Stevens & Clark, Inc.

 Coleen Downs Dinneen (35)        Assistant Secretary; Vice President of                      1993
                                  Scudder, Stevens & Clark, Inc.

 (1) Unless otherwise stated, all the Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.
 (2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $90,551, including expenses, during the fiscal year ended September 30, 1995. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than the Audit Committee meetings, for which such Director receives a fee of $750.) Prior to April 1, 1995, each such unaffiliated Director received fees paid by the Fund of $1,000 per Director's meeting attended and an annual Director's fee of $7,500. Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 8), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Directors' and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.
                               Compensation Table
                      for the year ended December 31, 1995
- --------------------------------------------------------------------------------

              (1)                     (2)                (3)                 (4)                (5)
                                                      Pension or                          Total Compensation
                                    Aggregate     Retirement Benefits  Estimated Annual     From the Fund and
         Name of Person,           Compensation    Accrued As Part of    Benefits Upon        Fund Complex
           Position               from the Fund      Fund Expenses       Retirement        Paid to Director
           --------               -------------      -------------       ----------        ----------------
Richard M. Hunt,                   $11,875               N/A                 N/A              $24,875
Director                                                                                     (2 funds)
Jose Pedro Perez Llorca,           $11,875               N/A                 N/A              $11,875
Director                                                                                      (1 fund)
Rogerio C.S. Martins,              $11,875               N/A                 N/A              $11,875
Director                                                                                      (1 fund)
Dr. Wilson Nolen,                  $11,875               N/A                 N/A              $148,342
Director                                                                                    (16 funds*)

*  This does not include  membership  on the Board of Scudder  Emerging  Markets  Growth
   Fund which commenced operations on May 8, 1996.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

    (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on April 17, 1996, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending September 30, 1996. Price Waterhouse LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.

     The Fund's financial statements for the fiscal year ended September 30, 1995 were audited by Price Waterhouse LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's semiannual and annual reports and its filings with the SEC.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Price Waterhouse LLP as independent accountants.

Investment Manager

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, Douglas M. Loudon#, John T. Packard+, Juris Padegs# and Cornelia M. Small# are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce, and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that properly comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586 to assist in the proxy solicitation. The cost of their services is estimated at $4,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

- ---------------------------
*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
+  101 California Street, San Francisco, California
@  Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

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     In the event that  sufficient  votes in favor of any  proposal set forth in the Notice of Meeting are not  received by July 24, 1996,  the persons  named as
appointed   proxies  on  the  enclosed  proxy  card  may  propose  one  or  more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1997 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., at 345 Park Avenue, New York, New York 10154, not later than January 31, 1997.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

June 6, 1996

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           PROXY          THE FIRST IBERIAN FUND, INC.        PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders -- July 24, 1996

      The undersigned hereby appoints Juris Padegs, Daniel Pierce and Wilson Nolen, each with the power of substitution, as proxies for the undersigned, to vote all shares of The First Iberian Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 24, 1996 at 9:30 a.m., eastern time, and at any adjournments thereof.

   Unless otherwise  specified in the squares provided,  the undersigned's  vote will be cast "FOR" each numbered item listed below.
   1.  The election of Directors;
       FOR all  nominees  listed  below                     WITHHOLD  AUTHORITY
       (except  as marked to the contrary below) /_/        to vote for all nominees listed below /_/

       Nominees:  Nicholas Bratt, Rogerio C.S. Martins, Jose Pedro Perez Llorca and Paul J. Elmlinger

       (INSTRUCTION To withhold authority to vote for any individual  nominee,  write that nominee's name on the space provided below.)
               ----------------------------------------

   2.  Ratification of the selection of Price Waterhouse LLP as independent accountants;  FOR/_/  AGAINST/_/  ABSTAIN/_/

       The Proxies are authorized to vote upon such other business as may properly come before the Meeting.



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                         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    /_/

                         PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                         NO POSTAGE IS REQUIRED

Please  sign  exactly  as your  name  or  names        Signature.......................Date:......................
appear.   Signature   Date:   When  signing  as
attorney, executor,  administrator,  trustee or
guardian, please give your full title as such.
                                                       Signature.......................Date:......................

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